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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                               (AMENDMENT NO. ___)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 1, 2000


                              IBS INTERACTIVE, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                   0-24073             13-3817344
(STATE OR OTHER JURISDICTION       (COMMISSION          (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)


     2 RIDGEDALE AVENUE, SUITE 350, CEDAR KNOLLS, NEW JERSEY     07927
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

Registrant's telephone number, including area code:  (973) 285-2600




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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               As announced in its press release of February 11, 2000, on February 10, IBS Interactive, Inc. ("IBS") entered into an Agreement and Plan of Merger (the "Agreement") with Sean D. Mann, Roy E. Crippen III, Michael E.
Mandt, Ali A. Husain, Robert E. Siegmann, digital fusion inc., a Florida corporation ("digital fusion"), and Digital Fusion Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBS ("DFAC"). As announced in its press release of March 2, 2000 pursuant to the terms of the Agreement, digital fusion merged with DFAC and became the surviving entity. In exchange for all of the issued and outstanding shares of digital fusion, IBS issued 925,000 shares of its Common Stock, par value $.01 per share (the "Common Stock"), and reserved an additional 50,000 shares of Common Stock for potential later issuance. digital fusion provides e-business services and is based in Tampa, Florida. IBS intends to continue the existing operations of digital fusion without any material changes.

               The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as an exhibit.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  It is impracticable to file the financial statements required by Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (B)  PRO FORMA FINANCIAL INFORMATION.

                  It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

                  (C)  EXHIBITS.

                  The following exhibits are included as part of this Report:

                  2.1 Agreement and Plan of Merger dated as of February 10, 2000, among Sean D. Mann, Roy E. Crippen III, Michael
                       E. Mandt, Ali A. Husain, Robert E. Siegmann, digital fusion inc., and Digital Fusion Acquisition Corp.

                  99.1 Press release of IBS Interactive, Inc. dated February 11,
                       2000.

                  99.2 Press release of IBS Interactive, Inc. dated March 2,
                       2000.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IBS INTERACTIVE, INC.



Date: March 24, 2000          By:    /s/ Nicholas R. Loglisci, Jr.
                                     -------------------------------------------
                            Name:    Nicholas R. Loglisci, Jr.
                           Title:    President and Chief Executive Officer





















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                                  EXHIBIT INDEX

                  The following exhibits are included as part of this Report:

                  2.1 Agreement and Plan of Merger dated as of February 10, 2000, among Sean D. Mann, Roy E. Crippen III, Michael
                       E. Mandt, Ali A. Husain, Robert E. Siegmann, digital fusion inc., and Digital Fusion Acquisition Corp.

                  99.1 Press release of IBS Interactive, Inc. dated February 11,
                       2000.

                  99.2 Press release of IBS Interactive, Inc. dated March 2,
                       2000.